UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 1, 2006	0-29768
Date of Report (Date of earliest event reported)	Commission File Number

24/7 REAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3995672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

132 West 31st Street
New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2006, 24/7 Real Media, Inc. issued a press release announcing financial results for the three months ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed as “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 1, 2006, 24/7 Real Media, Inc. issued a press release announcing the expansion of its partnership with Dentsu Inc. A copy of the press release is being filed as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description
99.1	Press release issued by 24/7 Real Media, Inc., dated November 1, 2006, entitled “24/7 Real Media Reports Third Quarter 2006 Results.”

99.2

Press release issued by 24/7 Real Media, Inc., dated November 1, 2006, entitled “24/7 Real Media and Dentsu Inc. Expand Partnership to Deliver Search Engine Marketing Services Throughout Greater Asia.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: November 1, 2006	By:	/s/ Mark E. Moran
Mark E. Moran
Executive Vice President and General Counsel